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EXHIBIT 21

Subsidiaries of Omnicare, Inc.

The following is a list of subsidiaries included in the consolidated financial statements of the Company as of December 31, 2004. Other subsidiaries which have been omitted from the list would not, when considered in the aggregate, constitute a significant subsidiary. Each of the companies is incorporated under the laws of the state following its name.

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                                                                                                  State of
                                                                Doing Business As Name         Incorporation/
Legal Name                                                    (if other than legal name)        Organization    % Owned
-----------------------------------------------------------------------------------------------------------------------
AAHS Acquisition Corp.                                    A-Avenue Health Services                Delaware        100%
Accu-Med Services of Washington LLC                                                               Delaware        100%
Accu-Med Services, LLC                                                                            Delaware        100%
Alacritas Biopharma, Inc.                                                                        California        90%
Ambler Acquisition Company LLC                                                                    Delaware        100%
AMC - New York, Inc.                                      Royal Care Holdings, Inc.               Delaware        100%
AMC - Tennessee, Inc.                                     The Pharmacy, Stephens Drugs            Delaware        100%
Anderson Medical Services, Inc.                                                                   Delaware        100%
APS Acquisition LLC                                                                               Delaware        100%
Arlington Acquisition I, Inc.                                                                     Delaware        100%
Bach's Pharmacy (East), Inc.                              fka Pompton Nursing Home Suppliers      Delaware        100%
Bach's Pharmacy Services, LLC                                                                     Delaware        100%
Badger Acquisition LLC                                                                            Delaware        100%
Badger Acquisition of Brooksville LLC                                                             Delaware        100%
Badger Acquisition of Kentucky LLC                                                                Delaware        100%
Badger Acquisition of Minnesota LLC                                                               Delaware        100%
Badger Acquisition of Ohio LLC                            Omnicare Health Network                 Delaware        100%
Badger Acquisition of Orlando LLC                         Home Care Pharmacy of Florida           Delaware        100%
Badger Acquisition of Tampa LLC                           Bay Pharmacy                            Delaware        100%
Badger Acquisition of Texas LLC                                                                   Delaware        100%
Bio-Pharm International, Inc.                                                                     Delaware        100%
BPNY Acquisition Corp.                                    Brookside Park Pharmacy                 Delaware        100%
BPTX Acquisition Corp.                                    Brookside Park Pharmacy of Texas        Delaware        100%
Campo's Medical Pharmacy, Inc.                                                                    Louisiana       100%
Care Pharmaceutical Services, LP                                                                  Delaware        100%
CHP Acquisition Corp.                                     Cherry Hill Pharmacy                    Delaware        100%
CIP Acquisition Corp.                                     Carter's Institutional Pharmacy         Delaware        100%
Clinimetrics Research Associates, Inc.                                                           California       100%
CompScript - Boca, LLC                                                                             Florida        100%
CompScript - Mobile, Inc.                                                                         Delaware        100%
CompScript, Inc.                                                                                   Florida        100%
CP Acquisition Corp.                                      Central Pharmacy                        Oklahoma        100%
Creekside Managed Care Pharmacy, Inc.                                                             Delaware        100%
CTLP Acquisition LLC                                      Care Tech                               Delaware        100%
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                                                                                                      State of
                                                            Doing Business As Name                 Incorporation/
Legal Name                                                (if other than legal name)                Organization    % Owned
---------------------------------------------------------------------------------------------------------------------------
D & R Pharmaceutical Services, Inc.                                                                   Kentucky        100%
Dixon Pharmacy LLC                                                                                    Illinois        100%
Enloe Drugs LLC                                                                                       Delaware        100%
Euro Bio-Pharm Clinical Services, Inc.                                                                Delaware        100%
Evergreen Pharmaceutical of California, Inc.              fka PIP Acquisition, West Val Premiere     California       100%
Evergreen Pharmaceutical, Inc.                                                                       Washington       100%
Hardardt Group, Inc., The                                                                             Delaware        100%
Heartland Repack Services LLC                                                                         Delaware        100%
Highland Wholesale, LLC                                                                                 Ohio          100%
HMIS, Inc.                                                                                            Delaware        100%
Home Care Pharmacy, Inc.                                                                              Delaware        100%
Home Pharmacy Services, LLC                                                                           Missouri        100%
Hytree Pharmacy, Inc.                                                                                   Ohio          100%
Interlock Pharmacy Systems, Inc.                                                                      Missouri        100%
JHC Acquisition LLC                                       Jacobs Health Care Systems                  Delaware        100%
Konsult, Inc.                                                                                         Delaware        100%
Langsam Health Services, Inc.                             Sequoia Health Services, Inc.               Delaware        100%
LCPS Acquisition, LLC                                     Medilife Pharmacy                           Delaware        100%
Lobos Acquisition LLC                                                                                 Delaware        100%
Lobos Acquisition of Arizona, Inc.                                                                    Delaware        100%
Lobos Acquisition of Pennsylvania, Inc.                                                               Delaware        100%
Lo-Med Prescription Services, Inc.                                                                      Ohio          100%
LPA Acquisition Company, LLC                                                                          Delaware        100%
LPI Acquisition Corp.                                     Lipira Pharmacy                             Delaware        100%
Managed Healthcare, Inc.                                                                              Delaware        100%
Management & Network Services, Inc.                                                                     Ohio          100%
Med World Acquisition Corp.                                                                           Delaware        100%
Medical Arts Health Care, Inc.                                                                         Georgia        100%
Medical Services Consortium, Inc.                         Compscript - Miami                           Florida        100%
MHHP Acquisition Company LLC                                                                          Delaware        100%
MOSI Acquisition Corp.                                    Medical Outpatient Services                 Delaware        100%
National Care For Seniors LLC                                                                           Ohio          100%
NCS Healthcare, Inc.                                                                                  Delaware        100%
NCS Healthcare of Arizona, Inc.                                                                         Ohio          100%
NCS Healthcare of Arkansas, Inc.                                                                        Ohio          100%
NCS Healthcare of Beachwood, Inc.                                                                       Ohio          100%
NCS Healthcare of California, Inc.                                                                      Ohio          100%
NCS Healthcare of Connecticut, Inc.                                                                  Connecticut      100%
NCS Healthcare of Florida, Inc.                                                                         Ohio          100%
NCS Healthcare of Illinois, Inc.                                                                      Illinois        100%
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                                                                                          State of
                                                            Doing Business As Name     Incorporation/
Legal Name                                                (if other than legal name)    Organization    % Owned
---------------------------------------------------------------------------------------------------------------
NCS Healthcare of Indiana, Inc.                                                          Indiana         100%
NCS Healthcare of Indiana, LLC                                                           Delaware        100%
NCS Healthcare of Iowa, Inc.                                                               Ohio          100%
NCS Healthcare of Kansas, Inc.                                                             Ohio          100%
NCS Healthcare of Kentucky, Inc.                                                           Ohio          100%
NCS Healthcare of Maryland, Inc.                                                           Ohio          100%
NCS Healthcare of Massachusetts, Inc.                                                      Ohio          100%
NCS Healthcare of Michigan, Inc.                                                           Ohio          100%
NCS Healthcare of Minnesota, Inc.                                                          Ohio          100%
NCS Healthcare of Missouri, Inc.                                                           Ohio          100%
NCS Healthcare of Montana, Inc.                                                            Ohio          100%
NCS Healthcare of New Hampshire, Inc.                                                 New Hampshire      100%
NCS Healthcare of New Jersey, Inc.                                                      New Jersey       100%
NCS Healthcare of New Mexico, Inc.                                                         Ohio          100%
NCS Healthcare of New York, Inc.                                                           Ohio          100%
NCS Healthcare of North Carolina, Inc.                                                North Carolina     100%
NCS Healthcare of Ohio, Inc.                                                               Ohio          100%
NCS Healthcare of Oklahoma, Inc.                                                         Oklahoma        100%
NCS Healthcare of Oregon, Inc.                                                             Ohio          100%
NCS Healthcare of Pennsylvania, Inc.                                                   Pennsylvania      100%
NCS Healthcare of Rhode Island, Inc.                                                   Rhode Island      100%
NCS Healthcare of South Carolina, Inc.                                                     Ohio          100%
NCS Healthcare of Tennessee, Inc.                                                          Ohio          100%
NCS Healthcare of Texas, Inc.                                                              Ohio          100%
NCS Healthcare of Vermont, Inc.                                                            Ohio          100%
NCS Healthcare of Washington, Inc.                                                         Ohio          100%
NCS Healthcare of Wisconsin, Inc.                                                          Ohio          100%
NCS of Illinois, Inc.                                                                      Ohio          100%
NCS Services, Inc.                                                                         Ohio          100%
NGC Acquisition Company LLC                                                              Delaware        100%
Nihan & Martin LLC                                                                       Delaware        100%
NIV Acquisition LLC                                       Denman Pharmacy Services       Delaware        100%
North Shore Pharmacy Services, Inc.                                                      Delaware        100%
OCR Services Corporation                                                                 Delaware        100%
OCR-RA Acquisition Corp.                                  Long Term Care Pharmacy        Delaware        100%
OFL Corp.                                                                                Delaware        100%
Omnibill Services LLC                                                                    Delaware        100%
Omnicare Air Transport Services, Inc.                                                    Delaware        100%
Omnicare Canadian Holdings, Inc.                                                         Delaware        100%
Omnicare Clinical Research, Inc.                          fka IBAH, Inc.                 Delaware        100%
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                                                                                          State of
                                                          Doing Business As Name       Incorporation/
Legal Name                                                (if other than legal name)    Organization    % Owned
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
Omnicare Clinical Research, LLC                           fka Coromed, Inc.              Delaware        100%
Omnicare CR Inc.                                                                         Delaware        100%
Omnicare Extended Pharma Services, LLC                                                   Delaware        100%
Omnicare Headquarters LLC                                                                Delaware        100%
Omnicare Holding Company                                                                 Delaware        100%
Omnicare Management Company                                                              Delaware        100%
Omnicare of Nevada LLC                                                                   Delaware        100%
Omnicare Pennsylvania Med Supply, LLC                                                    Delaware        100%
Omnicare Pharmacies of Maine Holding Company                                             Delaware        100%
Omnicare Pharmacies of Pennsylvania East, LLC                                            Delaware        100%
Omnicare Pharmacies of Pennsylvania West, Inc.                                         Pennsylvania      100%
Omnicare Pharmacies of the Great Plains Holding Company                                  Delaware        100%
Omnicare Pharmacy and Supply Services, Inc.                                            South Dakota      100%
Omnicare Pharmacy of Colorado LLC                                                        Delaware        100%
Omnicare Pharmacy of Florida, LP                                                         Delaware        100%
Omnicare Pharmacy of Indiana, LLC                                                        Delaware        100%
Omnicare Pharmacy of Maine LLC                                                           Delaware        100%
Omnicare Pharmacy of Nebraska LLC                                                        Delaware        100%
Omnicare Pharmacy of North Carolina, LLC                                                 Delaware        100%
Omnicare Pharmacy of Pueblo, LLC                                                         Delaware        100%
Omnicare Pharmacy of South Dakota LLC                                                    Delaware        100%
Omnicare Pharmacy of Tennessee LLC                                                       Delaware        100%
Omnicare Pharmacy of Texas 1, LP                                                         Delaware        100%
Omnicare Pharmacy of Texas 2, LP                                                         Delaware        100%
Omnicare Pharmacy of the Midwest, Inc.                    fka Freed's                    Delaware        100%
Omnicare Purchasing Company General Partner, Inc.                                        Delaware        100%
Omnicare Purchasing Company Limited Partner. Inc.                                        Delaware        100%
Omnicare Respiratory Services, LLC                                                       Delaware        100%
Omnicare Senior Health Outcomes, LLC                                                     Delaware        100%
Omnicare.com, Inc.                                                                       Delaware        100%
PBM-Plus, Inc.                                                                           Wisconsin       100%
PCI Acquisition, LLC                                                                     Delaware        100%
Pharmacon Corp.                                                                          New York        100%
Pharmacy Consultants, Inc.                                                            South Carolina     100%
Pharmacy Holding # 1, LLC                                                                Delaware        100%
Pharmacy Holding # 2, LLC                                                                Delaware        100%
Pharmasource Healthcare, Inc.                                                             Georgia        100%
Pharm-Corp of Maine LLC                                                                  Delaware        100%
Pharmed Holdings, Inc.                                                                   Delaware        100%
PRN Pharmaceutical Services, LP                                                          Delaware        100%
Rescot Systems Group, Inc.                                                             Pennsylvania      100%
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                                                                                          State of
                                                           Doing Business As Name      Incorporation/
Legal Name                                                (if other than legal name)    Organization    % Owned
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
Resource Biometrics, Inc.                                                                 California      100%
Roeschen's Healthcare Corp.                                                               Wisconsin       100%
Royal Care of Michigan LLC                                                                 Delaware       100%
SHC Acquisition Co. LLC                                   Synergy                          Delaware       100%
Shore Pharmaceutical Providers, Inc.                                                       Delaware       100%
Southside Apothecary, Inc.                                                                 New York       100%
Specialized Home Infusion of Michigan LLC                                                  Delaware       100%
Specialized Patient Care Services, Inc.                                                    Alabama        100%
Specialized Pharmacy Services, Inc.                                                        Michigan       100%
Specialized Services of Michigan, Inc.                                                     Delaware       100%
Sterling Healthcare Services, Inc.                                                         Delaware       100%
Superior Care Pharmacy, Inc.                                                               Delaware       100%
Swish, Inc.                                                                                Delaware       100%
TCPI Acquisition Corp.                                    Total Care Pharmacy              Delaware       100%
THG Acquisition Corp.                                     Tandem Health Group              Delaware       100%
Three Forks Apothecary, Inc.                                                               Kentucky       100%
UC Acquisition Corp.                                      UniCare, Inc.                    Delaware       100%
Uni-Care Health Services of Maine, Inc.                                                 New Hampshire     100%
Value Health Care Services, Inc.                                                           Delaware       100%
Value Pharmacy, Inc.                                                                    Massachusetts     100%
Vital Care Infusions Supply, Inc.                                                          New York       100%
Weber Medical Systems LLC                                                                  Delaware       100%
Westhaven Services Co.                                                                       Ohio         100%
Williamson Drug Company, Incorporated                                                      Virginia       100%
Winslow's Pharmacy                                                                        New Jersey      100%
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                                                                                         Country of
                                                            Doing Business As Name     Incorporation/
Legal Name                                                (if other than legal name)    Organization    % Owned
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
Foreign Entities                                                                          Country

3096479 Nova Scotia Company                                                                Canada         100%
3096480 Nova Scotia Company                                                                Canada         100%
3103-3798 Quebec, Inc.                                    Omnicare Clinical Research       Canada         100%
42986 Ontario Limited                                     Medico Pharmacy                  Canada         100%
Clinimetrics Research Australia, Pty, Ltd.                                               Australia        100%
Clinimetrics Research Canada, Inc.                                                         Canada         100%
Clinimetrics Research Europe, Ltd.                                                           UK           100%
De-Skor ZAO                                                                                Russia          50%
Omnicare Alberta LP                                                                        Canada         100%
Omnicare Clinical Research (Proprietary) Limited                                        South Africa      100%
Omnicare Clinical Research A/S                                                            Denmark         100%
Omnicare Clinical Research A/B                                                             Sweden         100%
Omnicare Clinical Research AG                                                           Switzerland       100%
Omnicare Clinical Research Holdings B.V.                                                Netherlands       100%
Omnicare Clinical Research India Private Limited                                           India          100%
Omnicare Clinical Research International B.V.                                           Netherlands       100%
Omnicare Clinical Research GmbH                                                           Germany         100%
Omnicare Clinical Research GmbH & Co. KG                  IFNS                            Germany         100%
Omnicare Clinical Research Limited                                                           UK           100%
Omnicare Clinical Research LLC                                                             Russia         100%
Omnicare Clinical Research N.V.                                                           Belgium         100%
Omnicare Clinical Research OY                                                             Finland         100%
Omnicare Clinical Research PTE. LTD.                                                     Singapore        100%
Omnicare Clinical Research PTY. LTD.                                                     Australia        100%
Omnicare Clinical Research S.A.                                                          Argentina        100%
Omnicare Clinical Research S.A.R.L.                                                        France         100%
Omnicare Clinical Research S.L.                                                            Spain          100%
Omnicare Clinical Research sp.z.oo                                                         Poland         100%
Omnicare Clinical Research s.r.o                                                       Czech Republic     100%
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